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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    November 17, 2003
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





          Michigan                     0-27656                 38-3261854
----------------------------           -------                 ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


       21333 Haggerty Road, Suite 300, Novi, Michigan              48375
       ----------------------------------------------              -----
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        (248) 697-9000
                                                   -----------------------------


                                       N/A
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 -- 10.             NOT APPLICABLE.

ITEM 11.          TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
                  EMPLOYEE BENEFIT PLANS

         On November 17, 2003, the Company received the notice required by
Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 (29 U.S.C. 1021(i)(2)(E)) with regard to blackout periods under the Childtime/Tutor Time Retirement Savings Plan (RSP) (the "Plan"). A blackout period (the "Blackout Period") will be in effect with respect to the Plan beginning at the close of business December 19, 2003 and ending on the opening of business February 2, 2004. Because of the transition resulting from the forthcoming change, effective January 1, 2004, in the administrator of the Plan, participants in the Plan will be prohibited, during the Blackout Period, from purchasing, selling, or otherwise acquiring or transferring all equity securities held for their account within the Plan, including the common stock, no par value per share, of the Company.

         Inquiries regarding the Blackout Period should be directed to Brett Zoroya - Payroll Manager, Childtime Learning Centers, Inc. Contact information for Mr. Zoroya can be found below.

         Mr. Brett Zoroya
         Payroll Manager Childtime Learning Centers, Inc.
         21333 Haggerty Road, Suite 300
         Novi, MI 48375
         (248) 697-9000

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 24, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its operating results for the second quarter 2004. The information contained in the press release is incorporated herein by reference. The information in this Item 12 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHILDTIME LEARNING CENTERS, INC.

Date: November 24, 2003                  By: /s/ Frank M. Jerneycic
                                            ---------------------------------
                                             Frank M. Jerneycic
                                             Its: Chief Financial Officer and
                                                  Treasurer



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                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press Release dated November 24, 2003